UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Advent Claymore Convertible Securities and Income Fund Advent/Claymore Enhanced Growth & Income Fund Advent/Claymore Global Convertible Securities & Income Fund
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ADVENT CLAYMORE CONVERTIBLE SECURITIES AND
INCOME FUND (NYSE: AVK)
ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND (NYSE: LCM)
ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES &
INCOME FUND (NYSE: AGC)
1271 Avenue of the Americas, 45th floor
New York, New York 10020

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
To be held on September 28, 2010

Notice is hereby given to the shareholders of each of Advent Claymore Convertible Securities and Income Fund ("AVK"), Advent/Claymore Enhanced Growth & Income Fund ("LCM") and Advent/Claymore Global Convertible Securities & Income Fund ("AGC") (collectively, the "Trusts") that the Joint Annual Meeting of Shareholders of the Trusts (the "Annual Meeting") will be held at the offices of the Trusts' counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York 10036 on Tuesday, September 28, 2010, at 12:30 p.m. (Eastern time). The Annual Meeting is being held for the following purposes:

MATTERS TO BE VOTED UPON BY ALL SHAREHOLDERS

1.  For AVK, to elect three Trustees, each to hold office for the term indicated in the attached Proxy Statement and until their successors shall have been elected and qualified or until they resign or are otherwise removed; and

2.  For LCM, to elect three Trustees, each to hold office for the term indicated in the attached Proxy Statement and until their successors shall have been elected and qualified or until they resign or are otherwise removed; and

3.  For AGC, to elect three Trustees, each to hold office for the term indicated in the attached Proxy Statement and until their successor shall have been elected and qualified or until they resign or are otherwise removed; and

4.  To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THE BOARD OF TRUSTEES (THE "BOARD") OF EACH TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS.

The Board of each Trust has fixed the close of business on August 16, 2010 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. We urge you to mark, sign, date, and mail the enclosed proxy or proxies in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so you will be represented at the Annual Meeting.

By order of the
Board of each Trust

/s/ Rodd Baxter

Rodd Baxter, Secretary of each Trust

New York, New York

August 23, 2010

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY TELEPHONE, INTERNET OR MAIL. IF VOTING BY MAIL PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY GIVEN PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD (OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS CONTAINED ON THE PROXY CARD) TODAY.

ADVENT CLAYMORE CONVERTIBLE SECURITIES AND
INCOME FUND (NYSE: AVK)
ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND (NYSE: LCM)
ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES &
INCOME FUND (NYSE: AGC)
PROXY STATEMENT
FOR
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 28, 2010

This document will give you the information you need to vote on the matters listed on the accompanying Notice of Joint Annual Meeting of Shareholders ("Notice of Joint Annual Meeting"). Much of the information in this joint proxy statement ("Proxy Statement") is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, (866) 274-2227.

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of each Trust of proxies to be voted at the Joint Annual Meeting of Shareholders of the Trusts to be held on Tuesday, September 28, 2010, and any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting will be held at the offices of the Trusts' counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York 10036, on September 28, 2010, at 12:30 p.m. (Eastern time). This Proxy Statement and the enclosed proxy card(s) ("proxy") are first being sent to the Trusts' shareholders on or about August 23, 2010.

•  Why is a shareholder meeting being held?

Because the common shares of each Trust are listed on the New York Stock Exchange ("NYSE"), which requires each Trust to hold an annual meeting of shareholders.

•  What proposals (each a "Proposal," and collectively the "Proposals") will be voted on?

A. All Shareholders of AVK are being asked to elect three nominees to the Board of AVK ("Proposal A").

B. All Shareholders of LCM are being asked to elect three nominees to the Board of LCM ("Proposal B").

C. All Shareholders of AGC are being asked to elect three nominees to the Board of AGC ("Proposal C").

•  Will your vote make a difference?

Yes! Your vote is important and could make a difference in the governance of the Trust(s), no matter how many shares you own.

•  Who is asking for your vote?

The enclosed proxy is solicited by the Board of each Trust for use at the Annual Meeting to be held on Tuesday, September 28, 2010, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Joint Annual Meeting. The Notice of Joint Annual Meeting, the proxy and this Proxy Statement are being mailed on or about August 23, 2010.

•  How does the Board recommend that shareholders vote on the Proposals?

The Board unanimously recommends that you vote "for" each Proposal on which you are entitled to vote.

•  Who is eligible to vote?

All Shareholders of record of AVK at the close of business on August 16, 2010, are entitled to be present and to vote on Proposal A at the Annual Meeting or any adjournment or postponement thereof. All Shareholders of record of LCM at the close of business on August 16, 2010, are entitled to be present and to vote on Proposal B at the Annual Meeting or any adjournment or postponement thereof. All Shareholders of record of AGC at the close of business on August 16, 2010, are entitled to be present and to vote on Proposal C at the Annual Meeting or any adjournment or postponement thereof. Each share is entitled to one vote on those Proposals on which holders of those shares are entitled to vote. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with your Board's recommendation. If any other business is brought before your Trust's Annual Meeting, your shares will be voted at your proxy's discretion unless you specify otherwise in your proxy.

•  Why does this proxy statement list three closed-end funds?

The Trusts have at least one similar proposal and it is cost-efficient to have a joint proxy statement and one annual meeting. In the event that any shareholder present at the Annual Meeting objects to the holding of a joint meeting and moves for the adjournment of his or her Trust's meeting to a time immediately after the Annual Meeting so that each Trust's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Trust will vote separately on the respective Proposals relating to their Trust. In any event, an unfavorable vote on any Proposal by the shareholders of one Trust will not affect the implementation of such Proposal by another Trust if the Proposal is approved by the shareholders of that Trust.

•  How many shares of each Trust were outstanding as of the record date?

At the close of business on August 16, 2010, AVK had 23,580,876 common shares outstanding and 10,480 Auction Market Preferred Shares outstanding, LCM had 13,603,025 common shares outstanding and AGC had 31,993,469 common shares outstanding and 6,800 Auction Market Preferred Shares outstanding.

THE PROPOSALS: TO ELECT TRUSTEES

•  Who are the nominees for Trustee?

ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND (AVK)

The Trustees of AVK are classified into three classes of Trustees. Set forth below are the current Class I Trustees, Class II Trustees and Class III Trustees:

CLASS I TRUSTEES OF AVK

-Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are the Class I Trustees of AVK. Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are standing for re-election at the Annual Meeting.

CLASS II TRUSTEES OF AVK

-Mr. Michael A. Smart* and Mr. Daniel L. Black are the Class II Trustees of AVK. It is currently anticipated that Mr. Michael A. Smart* and Mr. Daniel L. Black will stand for re-election at the Trusts' 2011 joint annual meeting of shareholders.

CLASS III TRUSTEES OF AVK

-Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg* are the Class III Trustees of AVK. It is currently anticipated that Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg* will stand for re-election at the Trusts' 2012 joint annual meeting of shareholders.

  *  Designated as Trustees elected by the Trust's preferred shareholders.

As indicated above, all shareholders of AVK are being asked to elect the following three nominees as Trustees of AVK at the Annual Meeting: Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes as Class I Trustees. The holders of AVK's common shares and Auction Market Preferred Shares will have equal voting rights (i.e., one vote per share) and will vote together as a single class with respect to the elections of Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes as Class I Trustees of AVK.

Each Class I Trustee of AVK, if elected, will hold office for three years or until his successor shall have been elected and qualified or until he resigns or is otherwise removed. The other Trustees of AVK will continue to serve under their current terms and will stand for re-election at subsequent annual meetings of shareholders as indicated above.

Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are currently Class I Trustees of AVK. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the Class I Trustees of AVK named above. Each Class I Trustee of AVK has indicated that he has consented to serve as a Trustee of AVK if elected at the Annual Meeting. If a designated Trustee nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute Trustee nominee or nominees.

ADVENT/CLAYMORE ENHANCED GROWTH & INCOME FUND (LCM)

The Trustees of LCM are classified into three classes of Trustees: Class I Trustees, Class II Trustees and Class III Trustees as follows:

CLASS I TRUSTEES OF LCM

-Mr. Michael A. Smart and Mr. Daniel L. Black are the Class I Trustees of LCM. It is currently anticipated that Mr. Michael A. Smart and Mr. Daniel L. Black will stand for re-election at the Trusts' 2011 joint annual meeting of shareholders.

CLASS II TRUSTEES OF LCM

-Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg are the Class II Trustees of LCM. It is currently anticipated that Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg will stand for re-election at the Trusts' 2012 joint annual meeting of shareholders.

CLASS III TRUSTEES OF LCM

-Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are the Class III Trustees of LCM. Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are standing for re-election at the Annual Meeting.

As indicated above, all shareholders of LCM are being asked to elect the following three nominees as Trustees of LCM at the Annual Meeting: Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes as Class III Trustees. The holders of LCM's common shares will have equal voting rights (i.e., one vote per share) and will vote together as a single class with respect to the elections of Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes as Class III Trustees of LCM.

Each Class III Trustee of LCM, if elected, will hold office for three years or until his successor shall have been elected and qualified or until he resigns or is otherwise removed. The other Trustees of LCM will continue to serve under their current terms and will stand for re-election at subsequent annual meetings of shareholders as indicated above. Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are currently Class III Trustees of LCM. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the Class III Trustees of LCM named above. Each Class III Trustee of LCM has indicated that he has consented to serve as a Trustee of LCM if elected at the Annual Meeting. If a designated Trustee nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute Trustee nominee or nominees.

ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND (AGC)

The Trustees of AGC are classified into three classes of Trustees. Set forth below are the current Class I Trustees, Class II Trustees and Class III Trustees:

CLASS I TRUSTEES OF AGC

-Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are the Class I Trustees of AGC. Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are standing for re-election at the Annual Meeting.

CLASS II TRUSTEES OF AGC

-Mr. Michael A. Smart* and Mr. Daniel L. Black are the Class II Trustees of AGC. It is currently anticipated that Mr. Michael A. Smart* and Mr. Daniel L. Black will stand for re-election at the Trusts' 2011 joint annual meeting of shareholders.

CLASS III TRUSTEES OF AGC

-Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg* are the Class III Trustees of AGC. It is currently anticipated that Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg* will stand for re-election at the Trusts' 2012 joint annual meeting of shareholders.

  *  Designated as Trustees elected by the Trust's preferred shareholders.

As indicated above, all shareholders of AGC are being asked to elect the following three nominees as Trustees of AGC at the Annual Meeting: Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes as

Class I Trustees. The holders of AGC's common shares and Auction Market Preferred Shares will have equal voting rights (i.e., one vote per share) and will vote together as a single class with respect to the elections of Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes as Class I Trustees of AGC.

Each Class I Trustee of AGC, if elected, will hold office for three years or until his successor shall have been elected and qualified or until he resigns or is otherwise removed. The other Trustees of AGC will continue to serve under their current terms and will stand for re-election at subsequent annual meetings of shareholders as indicated above.

Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are currently Class I Trustees of AGC. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the Class I Trustees of AGC named above. Each Class I Trustee of AGC has indicated that he has consented to serve as a Trustee of AGC if elected at the Annual Meeting. If a designated Trustee nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute Trustee nominee or nominees.

Certain information concerning the current Trustees, the Trustee nominees and the officers of each of the Trusts is set forth in the table below. Except as indicated in the chart below, each individual has held the office shown or other offices in the same company since each of the Trusts commenced their respective operations. The "interested" Trustees (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) are indicated by an asterisk (*). Independent Trustees are those who are not interested persons of (i) the Trust, (ii) Advent Capital Management, LLC ("Advent"), AVK's investment advisor and LCM's and AGC's investment manager, (iii) Claymore Securities, Inc., AVK's shareholder servicing agent or (iv) Claymore Advisors, LLC ("Claymore"), LCM's and AGC's investment advisor and each Trust's administrator, and who satisfy the requirements contained in the definition of "independent" as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the "Independent Trustees").

Mr. Randall C. Barnes and Mr. Daniel L. Black have served as Trustees of AVK and LCM since September 20, 2005. All other Trustees of AVK have served in such capacity since March 27, 2003 (the inception of AVK) and all other Trustees of LCM have served in such capacity since March 30, 2004 (the inception of LCM). All Trustees of AGC have served in such capacity since March 13, 2007 (the inception of AGC). AGC, LCM and AVK are each part of a fund complex advised or managed by Advent (referred to herein as the "Advent Fund Complex"). AGC, LCM and AVK are also part of a fund complex (referred to herein as the "Advent/Claymore Fund Complex") that consists of U.S. registered investment companies advised or serviced by Claymore or its affiliates. The Advent/Claymore Fund Complex is composed of fourteen closed-end funds (including AGC, LCM, AVK) and forty-two exchange-traded funds. The Advent/Claymore Fund Complex is overseen by multiple boards of trustees. Mr. Nyberg and Mr. Barnes also serve as trustees of other funds advised by Claymore in the Advent/Claymore Fund Complex. Mr. Maitland, Mr. Medina, Mr. Seizert, Mr. Smart and Mr. Black only serve as trustees of the Trusts. The Trusts' officers receive no compensation from the Trusts, but may also be officers or employees of the investment manager, the investment advisor or affiliates of the investment manager or investment advisor of the Trusts and may receive compensation in such capacities. The business address of each current Trustee and officer is c/o Advent Capital Management, LLC, 1271 Avenue of the Americas, 45th Floor, New York, New York 10020.

Board Leadership Structure

The primary responsibility of the Board of each Trust (collectively, the "Boards") is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. Each Trust's day-to-day operations are managed by such Trust's investment advisor, investment manager (as applicable) and other service providers who have been approved by the Board. Each Board is currently comprised of seven Trustees, six of whom are Independent Trustees and one of whom is classified as an Interested Trustee. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. Generally, each Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

Each Board has appointed an Interested Trustee as chairperson and the Independent Trustees of each Board have designated Mr. Daniel L. Black as lead Independent Trustee who chairs meetings or executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas, represents the views of the Independent Trustees to management and facilitates communication among the Independent Trustees and their counsel.

Each Board has established two standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. Each Board and its committees meet periodically throughout the year to oversee its Trust's activities, review contractual arrangements with service providers, review its Trust's financial statements, oversee compliance with regulatory requirements, and review performance. Each Board has determined that this leadership structure, including an Interested Trustee as chairperson, a lead Independent Trustee, a supermajority of Independent Trustees on the Board and committee membership limited to Independent Trustees, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

Boards' Role in Risk Oversight

The day-to-day management of various risks relating to the administration and operation of each Trust is the responsibility of each Trust's investment advisor, investment manager (as applicable) and other service providers retained by the Board of each Trust or by management, most of whom employ professional personnel who have risk management responsibilities. The Board of each Trust oversees this risk management function consistent with and as part of its oversight duties. The Board of each Trust performs this risk management oversight function directly and, with respect to various matters, through an Audit Committee and a Nominating and Governance Committee established by each Board. Each committee reports its activities to each Board on a regular basis. The following description provides an overview of many, but not all, aspects of each Board's oversight of risk management for its Trust. In this connection, the Board of each Trust has been advised that it is not practicable to identify all of the risks that may impact its Trust or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.

The Board of each Trust, working with personnel of each Trust's investment advisor, investment manager (as applicable) and other service providers, has endeavored to identify the primary risks that confront its Trust. In general, these risks include, among others, investment risks, credit risks, liquidity risks, valuation risks, operational risks, reputational risks, regulatory risks, risks related to potential legislative changes and the risk of conflicts of interest affecting affiliates of Advent and Claymore in managing the Trusts. The Board of each Trust has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting its Trust. In addition, the officers of the Trusts, the Trusts' investment advisor, investment manager (as applicable) and other service providers to the Trusts also have implemented a variety of processes, procedures and controls designed to address particular risks to the Trusts. The Board of each Trust and persons retained to render advice and service to each Board periodically review and/or monitor changes to and developments relating to the effectiveness of these policies and procedures.

Each Board requires officers of its Trust to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Audit Committee of each Trust also receives reports from its Trust's independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, each Board meets with its Trust's Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session periodically, to discuss compliance matters and, on a quarterly basis, receives a report from the Chief Compliance Officer regarding compliance matters. Each Board, with the assistance of its Trust's management, reviews investment policies and risks in connection with its review of its Trust's performance. In addition, each Board receives reports from its Trust's investment advisor or investment manager on the investments and securities trading of the Trust. With respect to valuation, each Board has approved fair valuation procedures applicable to valuing its Trust's securities, which the Board and the Audit Committee periodically review. Each Board also requires its Trust's investment advisor and investment manager (as applicable) to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Trustees and Trustee Nominees

Name, Address and Age	Position Held with Trust	Principal Occupation During The Past Five Years	Number of Portfolios in the Advent Fund Complex Overseen by Trustee	Other Public Company or Investment Company Directorships Held During Past Five Years
INTERESTED TRUSTEE:

Tracy V. Maitland* 1271 Avenue of the Americas New York, New York 10020 Year of birth: 1960	Trustee, Chairman, President and Chief Executive Officer(1)	President of Advent Capital Management, LLC, which he founded in June 2001. Prior to June 2001, President of Advent Capital Management, a division of Utendahl Capital.	3	None.

INDEPENDENT TRUSTEES:

Derek Medina 1271 Avenue of the Americas New York, New York 10020 Year of birth: 1966	Trustee(1)	Senior Vice President, Business Affairs at ABC News (2008-present). Vice President, Business Affairs and News Planning at ABC News (2003-2008). Formerly, Executive Director, Office of the President at ABC News (2000-2003). Former Associate at Cleary Gottlieb Steen & Hamilton (law firm) (1995-1998). Former associate in Corporate Finance at J.P. Morgan/Morgan Guaranty (1988-1990).	3	None.

Ronald A. Nyberg 1271 Avenue of the Americas New York, New York 10020 Year of birth: 1953	Trustee(1)	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	3(3)	Trustee, MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund; Western Asset/Claymore Inflation-Linked Securities & Income Fund; Western Asset/Claymore Inflation-Linked Opportunities & Income Fund; Claymore Dividend & Income Fund; TS&W/Claymore Tax-Advantaged Balanced Fund; Madison/Claymore Covered Call & Equity Strategy Fund; Fiduciary/Claymore MLP Opportunity Fund; Guggenheim Enhanced Equity Income Fund; Claymore/Guggenheim Strategic Opportunities Fund; and the funds in the Claymore family of ETFs.(5)

Gerald L. Seizert 1271 Avenue of the Americas New York, New York 10020 Year of birth: 1952	Trustee(1)	Chief Executive Officer of Seizert Capital Partners, LLC, where he directs the equity disciplines of the firm and serves as a co-manager of the firm's hedge fund, Prosper Associates, LLC (2000-present). Formerly, Co-Chief Executive (1998-1999) and a Managing Partner and Chief Investment Officer-Equities of Munder Capital Management, LLC (1995-1999). Former Vice President and Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager) (1984-1995). Former Vice President and Portfolio Manager at First of America Bank (1978-1984).	3	None.

(table continued from previous page)

Name, Address and Age	Position Held with Trust	Principal Occupation During The Past Five Years	Number of Portfolios in the Advent Fund Complex Overseen by Trustee	Other Public Company or Investment Company Directorships Held During Past Five Years
Michael A. Smart 1271 Avenue of the Americas New York, New York 10020 Year of birth: 1960	Trustee(1)	Managing Partner, Cordova, Smart & Williams LLC (2003-Present). Formerly, Principal, First Atlantic Capital Ltd., (2001-2004). Formerly, a Managing Director in Investment Banking-The Private Equity Group (1995-2001) and a Vice President in Investment Banking-Corporate Finance (1992-1995) at Merrill Lynch & Co. Founding Partner of The Carpediem Group, a private placement firm (1991-1992). Former Associate at Dillon, Read and Co. (investment bank) (1988-1990).	3	Chairman, Board of Directors, Berkshire Blanket, Inc.; President and Chairman, Board of Directors, Sqwincher Holdings; Board of Directors, Sprint Industrial Holdings; Co-chair of the Board of H20 Plus; Board of Directors, National Association of Investment Companies ("NAIC").

Daniel L. Black 1271 Avenue of the Americas New York, New York 10020 Year of birth: 1960	Trustee(2)	Partner, the Wicks Group of Cos., LLC (2003-present). Formerly, Managing Director and Co-head of the Merchant Banking Group at BNY Capital Markets, a division of BNY Mellon (1998-2003).	3	Former Director of Penn Foster Education Group, Inc.; Former Trustee, Bank Street College of Education.

Randall C. Barnes 1271 Avenue of the Americas New York, New York 10020 Year of birth: 1951	Trustee(2)	Private Investor (2001-present), Formerly, Senior Vice President, Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	3(4)	Trustee, MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund; Claymore Dividend & Income Fund; Madison/Claymore Covered Call & Equity Strategy Fund; Fiduciary/Claymore MLP Opportunity Fund; TS&W/Claymore Tax-Advantaged Balanced Fund; Guggenheim Enhanced Equity Income Fund; Claymore/Guggenheim Strategic Opportunities Fund; and the funds in the Claymore family of ETFs.(5)

  *  "Interested Person" of each Trust as defined in the 1940 Act. Mr. Maitland is an interested person due to his relationship with Advent.

  (1)  Trustee since commencement of operation of each Trust.

  (2)  Trustee of AVK and LCM since September 20, 2005. Trustee of AGC since commencement of AGC's operations.

  (3)  Mr. Nyberg oversees 54 portfolios in the Advent/Claymore Fund Complex.

  (4)  Mr. Barnes oversees 52 portfolios in the Advent/Claymore Fund Complex.

  (5)  The Claymore family of ETFs includes 42 ETFs.

Trustee Experiences, Qualifications, and Skills

Each Board believes that, collectively, the Trustees have balanced and diverse experiences, skills, attributes and qualifications, which allow each Board to operate effectively in governing its Trust and protecting the interests of shareholders.

The Trustees were selected to serve and continue on each Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, each Trust's investment advisor, investment manager (as applicable), other service providers, counsel and independent auditors, availability and commitment to attend meetings and perform the responsibilities of a Trustee and to exercise effective business judgment in the performance of their responsibilities as a Trustee and, for each Independent

Trustee, a demonstrated willingness to take an independent and questioning view of management. Each Trustee also now has considerable familiarity with the Trusts, each Trust's investment advisor, investment manager and other service providers, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a Trustee of each Trust.

Each Trustee's ability to perform his duties effectively is evidenced by his educational background or professional training; business positions; experience from service as a Trustee of the Trusts, other investment funds, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings throughout the years; or other relevant life experiences.

The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this proxy statement, that each Trustee should serve as a Trustee in light of each Trust's business and structure. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Boards or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Boards by reason thereof.

Trustee	Experiences, Qualifications and Skills
Tracy V. Maitland	Mr. Maitland's service as a Trustee of each Trust and his experience as President of Advent Capital Management, LLC provides him with experience in financial, accounting, regulatory, governance and investment matters, with particular experience and practical business knowledge in the investment management industry.

Derek Medina	Mr. Medina's service as a Trustee of each Trust, his experience as Senior Vice President at ABC News, and his professional training and prior experience as an attorney at a law firm and a financial services firm provides him with experience in financial, regulatory, investment, legal and governance matters.

Ronald A. Nyberg	Mr. Nyberg's service as a Trustee of each Trust, and his professional training and experience as an attorney and partner of a law firm and at an asset management firm provides him with experience in financial, regulatory, legal, investment management and governance matters.

Gerald L. Seizert	Mr. Seizert's service as a Trustee of each Trust, and his service at various asset management firms, including serving as CEO and as a board member, provides him with experience in financial, accounting, regulatory, governance, capital markets and investment matters.

Michael A. Smart	Mr. Smart's service as a Trustee of each Trust, and as a board member, managing partner and employee of various financial and operating companies provides him with experience in financial, accounting, regulatory, governance, investment banking, private equity and investment matters.

Daniel L. Black	Mr. Black's service as a Trustee of each Trust and as a past board member for a variety of organizations including information, education and media businesses and his long career of holding leadership positions in general management, commercial banking and credit, investment banking, private equity and mezzanine investing provides him with experience in financial, accounting, regulatory, governance and investment matters.

Randall C. Barnes	Mr. Barnes' service as a Trustee of each Trust, his executive employment experience at various global food and beverage companies, and his personal investment experience, provides him with experience in financial, accounting, regulatory, governance and investment matters.

Executive Officers

Name and Age	Positions Held with Trusts	Principal Occupation During the Past Five Years
F. Barry Nelson Year of birth: 1943	Vice President and Assistant Secretary of AVK and Vice President of LCM and AGC	Co-Portfolio Manager at Advent Capital Management, LLC (2001-present). Prior to 2001, Mr. Nelson held the same position at Advent Capital Management, a division of Utendahl Capital.

Rodd Baxter Year of birth: 1950	Secretary and Chief Compliance Officer of AVK, LCM and AGC	General Counsel, Advent Capital Management, LLC (2002-present); Formerly, Director and Senior Counsel, SG Cowen Securities Corp. (1998-2002).

Robert White Year of birth: 1965	Treasurer and Chief Financial Officer of AVK, LCM and AGC	Chief Financial Officer, Advent Capital Management, LLC (2005-present). Previously, Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).

Steven M. Hill Year of birth: 1964	Assistant Treasurer of LCM and AGC	Senior Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc, 2005 to present. Previously, Chief Financial Officer (2005-2006) of Claymore Group Inc., Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005); Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (North America) Inc. (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001).

•  Does the Board have any committees?

Yes. The Trustees have determined that the efficient conduct of the Trusts' affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Boards. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. Two of the committees of the Boards are the Audit Committee and the Nominating and Governance Committee.

Audit Committee

Each Trust has an Audit Committee, composed of certain of the Independent Trustees, which is charged with selecting a firm of independent registered public accountants for the applicable Trust and reviewing accounting matters with the accountants.

The Audit Committee of each Trust presents the following report:

The Audit Committee of each Trust performed the following functions: (i) each Audit Committee reviewed and discussed the audited financial statements of its Trust with management of each Trust; (ii) each Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, (iii) each Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by ISB Standard No. 1 and has discussed with the independent registered public accounting firm the auditors' independence and (iv) each Audit Committee recommended to the Board of Trustees of its Trust that the financial statements be included in the Trust's Annual Report for the past fiscal year.

The Audit Committee of each Trust is governed by a written charter. AVK's Board approved its charter on March 27, 2003, LCM's Board approved its charter on March 30, 2004 and AGC's Board approved its charter on March 13, 2007.

The members of the Audit Committee of each Trust are Messrs. Seizert, Smart, Barnes, Black, Medina and Nyberg, all of whom are Independent Trustees. A majority of the members of the Audit Committee are audit committee financial experts and are independent for the purpose of the definition of audit committee financial expert as applicable to each Trust.

The Audit Committee charters of the Trusts are not available on the Trusts' website. In accordance with proxy rules promulgated by the SEC, a fund's audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The form of the Audit Committee charters of the Trusts was attached as an appendix to the Trusts' 2008 proxy statement.

Nominating and Governance Committee

The Board of each Trust has a Nominating and Governance Committee, which performs the functions set forth in the Joint Nominating and Governance Committee Charter of the Trusts. The Nominating and Governance Committee is composed of all of the Independent Trustees. Each Trust's Independent Trustees meet regularly as a group in executive session as the Nominating and Governance Committee.

As part of its duties, the Nominating and Governance Committee makes recommendations to the full Board of each Trust with respect to candidates for the Board. The Nominating and Governance Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Governance Committee will take into consideration the needs of each Board and the qualifications of the candidate. The Nominating and Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include:

  -  The name of the shareholder and evidence of the person's ownership of shares of the applicable Trust(s), including the number of shares owned and the length of time of ownership; and

  -  The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Trustee of the Trust(s) and the person's consent to be named as a Trustee if selected by the Nominating and Governance Committee and nominated by the Board.

The shareholder recommendation and information described above must be sent to the applicable Trust's Secretary, c/o Advent Capital Management, LLC, 1271 Avenue of the Americas, 45th Floor, New York, New York 10020 and must be received by the Secretary not less than 120 days prior to the anniversary date of the Trust's most recent annual meeting of shareholders. The Nominating and Governance

Committee believes that the minimum qualifications for serving as a Trustee of the Trust(s) are that a candidate demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board's oversight of the business and affairs of the Trust(s) and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating and Governance Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Trust(s). The Nominating and Governance Committee has a policy to consider diversity of backgrounds and experience when identifying Trustee nominee candidates. The Nominating and Governance Committee believes the Boards generally benefit from diversity of background, experience and views among its members, and considers how a particular candidate could be expected to contribute to such overall diversity and thereby enhance the effectiveness of the Board.

The Joint Nominating and Governance Committee Charter of the Trusts was approved by the Boards of AVK and LCM on December 12, 2006 and by the Board of AGC on March 13, 2007. The Joint Nominating and Governance Committee Charter of the Trusts is not available on the Trusts' website. In accordance with proxy rules promulgated by the SEC, a fund's nominating committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The Joint Nominating and Governance Committee Charter of the Trusts is attached hereto as Exhibit A.

•  Do the Trusts have a policy with respect to the attendance of Trustees at the Annual Meeting?

It is the Trusts' policy to encourage Trustees to attend annual meetings. At the joint annual meeting of AVK, LCM, and AGC held on September 29, 2009, six of the seven Trustees attended the meeting in person and one Trustee participated in the meeting by teleconference.

•  How can the Trusts' shareholders send communications to the Trustees?

Shareholders and other interested parties may contact the Boards or any member of the Boards by mail. To communicate with the Boards or any member of the Boards, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Secretary of the Trust or Trusts at 1271 Avenue of the Americas, 45th Floor, New York, New York 10020.

•  How large a stake do the Trustees have in the Trusts?

As of July 31, 2010, the Trustees owned shares of common stock of the Trusts in the following amounts:

Name of Trustee or Trustee Nominee	Dollar Range of Equity Securities in AVK	Dollar Range of Equity Securities in LCM	Dollar Range of Equity Securities in AGC	Aggregate Dollar Range of Equity Securities Overseen by Trustees in the Advent Fund Complex
Tracy V. Maitland	over $100,000	$10,001-$50,000	$50,001-$100,000	over $100,000
Derek Medina	$1-$10,000	$1-$10,000	None	$1-$10,000
Ronald A. Nyberg	$1-$10,000	$10,000-$50,000	$1-$10,000	$10,001-$50,000(1)
Gerald L. Seizert	over $100,000	over $100,000	over $100,000	over $100,000
Michael A. Smart	$1-$10,000	$1-$10,000	$1-$10,000	$10,001-$50,000
Daniel L. Black	$50,001-$100,000	$10,001-$50,000	$10,001-$50,000	over $100,000
Randall C. Barnes	over $100,000	over $100,000	over $100,000	over $100,000(2)

  (1)  The aggregate dollar range of equity securities overseen by Mr. Nyberg in the Advent/Claymore Fund Complex is over $100,000.

  (2)  The aggregate dollar range of equity securities overseen by Mr. Barnes in the Advent/Claymore Fund Complex is over $100,000.

As of July 31, 2010, each Trustee and the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of each Trust.

•  How often do the trustees meet?

Four meetings of the Board of AVK were held during its last fiscal year between November 1, 2008 and October 31, 2009. Four meetings of the Board of LCM were held during its last fiscal year between November 1, 2008 and October 31, 2009. Four meetings of the Board of AGC were held during its last fiscal year between November 1, 2008 and October 31, 2009.

Two meetings of the Audit Committee of AVK were held during its last fiscal year between November 1, 2008 and October 31, 2009. Two meetings of the Audit Committee of LCM were held during its last fiscal year between November 1, 2008 and October 31, 2009. Two meetings of the Audit Committee of AGC were held during the last fiscal year between November 1, 2008 and October 31, 2009.

Two meetings of the Nominating and Governance Committee of AVK were held during its last fiscal year between November 1, 2008 and October 31, 2009. Two meetings of the Nominating and Governance Committee of LCM were held during its last fiscal year between November 1, 2008 and October 31, 2009. Two meetings of the Nominating and Governance Committee of AGC were held during its last fiscal year between November 1, 2008 and October 31, 2009.

Each Trustee of AVK attended at least 75% of the aggregate of: (i) all regular meetings of the Board of AVK held during the period from November 1, 2008 through October 31, 2009; and (ii) all meetings of all committees of the Board of AVK on which the Trustee served during the period from November 1, 2008 through October 31, 2009.

Each Trustee of LCM attended at least 75% of the aggregate of: (i) all regular meetings of the Board of LCM held during the period from November 1, 2008 through October 31, 2009; and (ii) all meetings of all committees of the Board of LCM on which the Trustee served during the period from November 1, 2008 through October 31, 2009.

Each Trustee of AGC attended at least 75% of the aggregate of: (i) all regular meetings of the Board of AGC held during the period from November 1, 2008 through October 31, 2009; and (ii) all meetings of all committees of the Board of AGC on which the Trustee served during the period from November 1, 2008 through October 31, 2009.

•  What are the trustees paid for their services?

The following table sets forth the compensation paid to each Independent Trustee by each Trust and the total compensation paid to each Independent Trustee by the Advent Fund Complex and the Advent/Claymore Fund Complex, as applicable, during the Trusts' most recently completed fiscal year. Mr. Maitland did not receive compensation from any Trust during the Trusts' most recently completed fiscal year.

Name of Board Member	Compensation From AVK	Compensation From LCM	Compensation From AGC	Total Compensation From the Advent Fund Complex
Tracy V. Maitland	0	0	0	0
Derek Medina	$25,500	$25,000	$25,500	$76,000
Ronald A. Nyberg	$27,000	$26,500	$27,000	$80,500	(1)
Gerald L. Seizert	$27,000	$26,500	$27,000	$80,500
Michael A. Smart	$25,500	$25,000	$25,500	$76,000
Daniel L. Black	$25,500	$25,000	$25,500	$76,000
Randall C. Barnes	$25,500	$25,000	$25,500	$76,000	(2)

  (1)  Mr. Nyberg's total compensation from the Advent/Claymore Fund Complex is $392,750.

  (2)  Mr. Barnes's total compensation from the Advent/Claymore Fund Complex is $275,375.

THE BOARDS OF THE TRUSTS, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

Further Information About Voting and the Annual Meeting

The cost of soliciting proxies will be borne by each Trust in proportion to the amount of proxies solicited on behalf of a Trust to the total proxies solicited on behalf of all of the Trusts. In addition, certain officers, trustees, directors and employees of the Trust, Advent and Claymore (none of whom will receive additional compensation therefor) may solicit proxies by telephone or mail.

Information regarding how to vote via telephone or Internet is included on the enclosed proxy card.

If you attend the Annual Meeting and wish to vote in person, you will be able to do so. You may contact the Fund at 212.735.3000 to obtain directions to the site of the Annual Meeting.

The affirmative vote of a majority of the shares present for each Trust at the Annual Meeting at which a quorum (i.e., a majority of the shares entitled to vote on the applicable Proposals) is necessary to approve the Proposal for each respective Trust.

Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted as shares present at the Meeting for purposes of determining a quorum and will not affect the result of the vote on the Proposals.

All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Trust, by delivering a subsequently dated proxy prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting.

The Board of each Trust has fixed the close of business on August 16, 2010 as the record date for the determination of shareholders of the Trust entitled to notice of, and to vote at, the Annual Meeting. Shareholders of each Trust on that date will be entitled to one vote on each matter to be voted on by that Trust for each share held and a fractional vote with respect to each fractional share with no cumulative voting rights.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 28, 2010

This Proxy Statement is available on the Internet at www.proxyvote.com.

Investment Advisor and Investment Manager

Advent Capital Management, LLC acts as AVK's investment advisor and LCM's and AGC's investment manager. Advent is responsible for making investment decisions with respect to the investment of the Trusts' assets. Advent is located at 1271 Avenue of the Americas, 45th Floor, New York, New York 10020. As of June 30, 2010, Advent managed approximately $5.1 billion in assets.

Claymore Advisors, LLC acts as LCM's and AGC's investment advisor. Claymore is responsible for monitoring the investment decisions with respect to the investment of LCM's and AGC's assets by Advent. Claymore is located at 2455 Corporate West Drive, Lisle, Illinois 60532. As of June 30, 2010, Claymore entities have provided supervision, management and/or servicing on approximately $15.3 billion in assets through closed-end funds, unit investment trusts and exchange-traded funds. Claymore Advisors, LLC is a wholly-owned subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $100 billion in assets under supervision. Guggenheim, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

Independent Auditors

PricewaterhouseCoopers LLP ("PWC") has been selected as the Trusts' independent registered public accounting firm by the Audit Committee of each Trust and ratified by a majority of each Trust's Board, including a majority of the Independent Trustees, by vote cast in person, to audit the accounts of each Trust for and during the fiscal year of each of the Trusts ended in 2009 and the fiscal year of each of the Trusts ending in 2010. The Trusts do not know of any direct or indirect financial interest of PWC in the Trusts.

Representatives of PWC will attend the Annual Meeting either in person or telephonically, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

Administrator

Claymore Advisors, LLC, located at 2455 Corporate West Drive, Lisle, IL 60532, serves as the Trusts' administrator.

Audit Fees

The aggregate fees billed to AVK by PWC for professional services rendered for the audit of AVK's annual financial statements for the period from November 1, 2007 through October 31, 2008 were $93,800. The aggregate fees billed to AVK by PWC for professional services rendered for the audit of AVK's annual financial statements for the period from November 1, 2008 through October 31, 2009 were $88,500.

The aggregate fees billed to LCM by PWC for professional services rendered for the audit of LCM's annual financial statements for the period from November 1, 2007 through October 31, 2008 were $91,550. The aggregate fees billed to LCM by PWC for professional services rendered for the audit of LCM's annual financial statements for the period from November 1, 2008 through October 31, 2009 were $86,250.

The aggregate fees billed to AGC by PWC for professional services rendered for the audit of AGC's financial statements for November 1, 2007 through October 31, 2008 were $111,050. The aggregate fees billed to AGC by PWC for professional services rendered for the audit of AGC's annual financial statements for the period from November 1, 2008 through October 31, 2009 were $93,750.

Audit-Related Fees

The aggregate fees billed by PWC and approved by the Audit Committee of AVK for the period from November 1, 2007 through October 31, 2008 for assurance and related services reasonably related to the performance of the audit of AVK's annual financial statements were $16,700 (such fees relate to the performance by PWC of agreed-upon procedures in connection with AVK's Auction Market Preferred Shares). The aggregate fees billed by PWC and approved by the Audit Committee of AVK for the period from November 1, 2008 through October 31, 2009 for assurance and related services reasonably related to the performance of the audit of AVK's annual financial statements were $16,700 (such fees relate to the performance by PWC of agreed-upon procedures in connection with AVK's Auction Market Preferred Shares).

The aggregate fees billed by PWC and approved by the Audit Committee of LCM for the period from November 1, 2007 through October 31, 2008 for assurance and related services reasonably related to the performance of the audit of LCM's annual financial statements were $0. The aggregate fees billed by PWC and approved by the Audit Committee of LCM for the period from November 1, 2008 through October 31, 2009 for assurance and related services reasonably related to the performance of the audit of LCM's financial statements were $0.

The aggregate fees billed by PWC and approved by the Audit Committee of AGC for the period from November 1, 2007 through October 31, 2008 for assurance and related services reasonably related to the performance of the audit of AGC's annual financial statements were $16,700 (such fees relate to the performance by PWC of agreed-upon procedures in connection with AGC's Auction Market Preferred Shares). The aggregate fees billed by PWC and approved by the Audit Committee of AGC for the period from November 1, 2008 through October 31, 2009 for assurance and related services reasonably related to the performance of the audit of AGC's financial statements were $16,700 (such fees relate to the performance by PWC of agreed-upon procedures in connection with AGC's Auction Market Preferred Shares).

PWC did not perform any other assurance and related services that were required to be approved by the Trusts' Audit Committee for such period.

Tax Fees

The aggregate fees billed by PWC and approved by the Audit Committee of AVK for the period from November 1, 2007 through October 31, 2008 for professional services rendered for tax compliance, tax advice, and tax planning were $14,500 (such fees relate to tax services provided by PWC in connection with AVK's excise tax calculations and review of AVK's tax returns). The aggregate fees billed by PWC and approved by the Audit Committee of AVK for the period from November 1, 2008 through October 31, 2009 for professional services rendered for tax compliance, tax advice, and tax planning were $14,500 (such fees relate to tax services provided by PWC in connection with AVK's excise tax calculations and review of AVK's tax returns).

The aggregate fees billed by PWC and approved by the Audit Committee of LCM for the period from November 1, 2007 through October 31, 2008 for professional services rendered for tax compliance, tax advice, and tax planning were $14,500 (such fees relate to tax services provided by PWC in connection with LCM's excise tax calculations and review of LCM's tax returns). The aggregate fees billed by PWC and approved by the Audit Committee of LCM for the period from November 1, 2008 through October 31, 2009 for professional services rendered for tax compliance, tax advice, and tax planning were $14,500 (such fees relate to tax services provided by PWC in connection with LCM's excise tax calculations and review of LCM's tax returns).

The aggregate fees billed by PWC and approved by the Audit Committee of AGC for the period from November 1, 2007 through October 31, 2008 for professional services rendered for tax compliance, tax advice, and tax planning were $16,500 (such fees relate to tax services provided by PWC in connection with AGC's excise tax calculations and review of AGC's tax returns). The aggregate fees billed by PWC and approved by the Audit Committee of AGC for the period from November 1, 2008 through October 31, 2009 for professional services rendered for tax compliance, tax advice, and tax planning were $16,500 (such fees relate to tax services provided by PWC in connection with AGC's excise tax calculations and review of AGC's tax returns).

PWC did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Trusts' Audit Committee for such period.

All Other Fees

The aggregate fees billed for products and services provided by PWC, other than the services reported above in Audit Fees, Audit-Related Fees, and Tax Fees were $3,000 and $31,300 for the fiscal years ended October 31, 2009, and October 31, 2008, respectively, for AVK. The fees for the fiscal year ended October 31, 2008 were performed for the Fund's change of accounting policy related to amortization.

The aggregate fees billed for products and services provided by PWC, other than the services reported above in Audit Fees, Audit-Related Fees, and Tax Fees were $3,000 and $31,300 for the fiscal years ended October 31, 2009, and October 31, 2008, respectively, for LCM. The fees for the fiscal year ended October 31, 2008 were performed for the registrant's change of accounting policy related to amortization.

The aggregate fees billed for products and services provided by PWC, other than the services reported above in Audit Fees, Audit-Related Fees, and Tax Fees were $3,000 and $0 for the fiscal years ended October 31, 2009, and October 31, 2008, respectively, for AGC.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by PWC from November 1, 2007 through October 31, 2008 for services rendered to AVK were $62,500.

The aggregate non-audit fees billed by PWC from November 1, 2008 through October 31, 2009 for services rendered to AVK were $34,200.

The aggregate non-audit fees billed by PWC from November 1, 2007 through October 31, 2008 for services rendered to LCM were $45,800.

The aggregate non-audit fees billed by PWC from November 1, 2008 through October 31, 2009 for services rendered to LCM were $17,500.

The aggregate non-audit fees billed by PWC from November 1, 2007 through October 31, 2008 for services rendered to AGC were $33,200.

The aggregate non-audit fees billed by PWC from November 1, 2008 through October 31, 2009 for services rendered to AGC were $36,200.

The aggregate non-audit fees billed by PWC for the period from November 1, 2007 through October 31, 2008 for services rendered to Advent, or any entity controlling, controlled by, or under common control with Advent that provides ongoing services to the Trusts were $0.

In addition, the aggregate non-audit fees billed by PWC for the period from November 1, 2008 to October 31, 2009 for services rendered to Advent, or any entity controlling, controlled by, or under common control with Advent that provides ongoing services to the Trusts were $0.

The aggregate non-audit fees billed by PWC for the period from November 1, 2007 through October 31, 2008 for services rendered to Claymore, or any entity controlling, controlled by, or under common control with Claymore that provides ongoing services to AVK, LCM and AGC were $0.

In addition, the aggregate non-audit fees billed by PWC for the period from November 1, 2008 through October 31, 2009 for services rendered to Claymore, or any entity controlling, controlled by or under common control with Claymore that provides ongoing services to AVK, LCM and AGC were $0.

Audit Committee's Pre-Approval Policies and Procedures

On June 19, 2003, the Audit Committee of AVK adopted Pre-Approval Policies and Procedures. On March 30, 2004, the Audit Committee of LCM adopted Pre-Approval Policies and Procedures. On March 13, 2007, the Audit Committee of AGC adopted Pre-Approved Policies and Procedures. Since the adoption of such policies and procedures, the Audit Committees of the Trusts have pre-approved all audit and non-audit services provided by PWC to the Trusts, and all non-audit services provided by PWC to Advent and Claymore, or any entity controlling, controlled by, or under common control with Advent or Claymore, as applicable, that provides ongoing services to the Trusts which are related to the operations of the Trusts. The Audit Committee of AVK has considered whether the provision of non-audit services that were rendered by PWC from March 27, 2003 to October 31, 2009 to Advent or any entity controlling, controlled by, or under common control with Advent that were not pre-approved pursuant to 17 CFR 210.2-01(c)(7)(ii) is compatible with maintaining PWC's independence. Pursuant to such consideration, the Audit Committee of AVK has made a determination that such non-audit services are compatible with maintaining PWC's independence. The Audit Committee of LCM has also considered whether the provision of non-audit services that were rendered by PWC from January 30, 2004 (inception of LCM) to October 31, 2009 to Advent or Claymore or any entity controlling, controlled by, or under common control with Advent or Claymore that were not pre-approved pursuant to 17 CFR 210.2-01(c)(7)(ii) is compatible with maintaining PWC's independence. Pursuant to such consideration, the Audit Committee of LCM has made a determination that such non-audit services are compatible with maintaining PWC's independence. The Audit Committee of AGC has also considered whether the provision of non-audit services that were rendered by PWC from March 13, 2007 (inception of AGC) to October 31, 2009 to Advent or Claymore or any entity controlling, controlled by, or under common control with Advent or Claymore that were not pre-approved pursuant to 17 CFR 210.2-01(c)(7)(ii) is compatible with maintaining PWC's independence. Pursuant to such consideration, the Audit Committee of AGC has made a determination that such non-audit services are compatible with maintaining PWC's independence.

Advent and affiliates of Advent performing services for one, two, or all of the Trusts paid no fees to PWC in any of the Trust's most recent fiscal year for services other than those described above or for any other services, including for information systems design and implementation.

Principal Shareholders

As of July 31, 2010, to the knowledge of each Trust, no person beneficially owned more than 5% of the voting securities of any class of securities of any of the Trusts, except for the following.

AVK

Name & Address	Shareholdings as of July 31, 2010	Percentage as of July 31, 2010
First Trust Portfolios* 120 E. Liberty Drive Wheaton, IL 60187	2,446,466 (Common Shares)	10.37% (Common Shares)
Bank of America Corporation (and related entities)** 100 North Tryon St Charlotte, NC 28255	3,964 (Preferred Shares)	37.9% (Preferred Shares)

  *  Based on information obtained from a Schedule 13G filed with the U.S. Securities & Exchange Commission on June 30, 2010.

  **  Based on information obtained from a Schedule 13G filed with the U.S. Securities & Exchange Commission on March 12, 2010.

LCM

NONE TO REPORT

AGC

Name & Address	Shareholdings as of July 31, 2010	Percentage as of July 31, 2010
First Trust Portfolios* 120 E. Liberty Drive Wheaton, IL 60187	3,591,447 (Common Shares)	11.26% (Preferred Shares)
Citigroup Inc. (and related entities)** 399 Park Ave New York, NY 10043	1,039 (Preferred Shares)	15.3% (Preferred Shares)
Bank of America Corporation (and related entities)*** 100 North Tryon St Charlotte, NC 28255	4,999 (Preferred Shares)	73.6% (Preferred Shares)

  *  Based on information obtained from a Schedule 13G filed with the U.S. Securities & Exchange Commission on May 31, 2010.

  **  Based on information obtained from a Schedule 13G filed with the U.S. Securities & Exchange Commission on January 29, 2010.

  ***  Based on information obtained from a Schedule 13G filed with the U.S. Securities & Exchange Commission on March 12, 2010.

Financial Statements and Other Information

Each Trust will furnish, without charge, a copy of such Trust's most recent Annual Report and the Semi-Annual Report succeeding the Annual Report, if any, to any shareholder upon request. Requests should be directed to Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532, 866.274.2227 (toll free).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require each Trust's officers and Trustees, certain officers of the Trusts' investment advisor, affiliated persons of the investment advisor, and persons who beneficially own more than ten percent of the Trust's shares to file certain reports of ownership ("Section 16 filings") with the SEC and the NYSE. Based upon each Trust's review of the copies of such forms effecting the Section 16 filings received by it, each Trust believes that for its fiscal year ended in 2009, all filings applicable to such persons were completed and filed, except for the three late Form 4 filings listed below:

Trust	Filing Person	Number of Late Reports and Number of Related Transactions
AGC	Randall C. Barnes	One late report, three transactions

LCM	Randall C. Barnes	One late report, four transactions

AVK	Randall C. Barnes	One late report, three transactions

Privacy Principles of the Trusts

The Trusts are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trusts collect, how the Trusts protect that information and why, in certain cases, the Trusts may share information with select other parties.

Generally, the Trusts do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Trusts. The Trusts do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Trusts restrict access to non-public personal information about their shareholders to employees of Advent and Claymore with a legitimate business need for the information. The Trusts maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Deadline for Shareholder Proposals

Shareholder proposals intended for inclusion in the Trusts' proxy statement in connection with the Trusts' 2011 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") must be received by a Trust at such Trust's principal executive offices by April 25, 2011. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by a Trust at the Trust's principal executive offices not later than July 9, 2011.

Other Matters

The management of the Trusts knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Very truly yours,

/s/ Tracy V. Maitland

Tracy V. Maitland
Chairman, Chief Executive Officer
and President of the Trusts

August 23, 2010

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EXHIBIT A

ADVENT CLAYMORE CLOSED END FUNDS

Joint Nominating and Governance Committee Charter

There shall be a nominating and governance committee of the Board of Trustees, which shall be composed of all of the Trustees (the "Independent Trustees") who are not interested persons of any investment advisor to the investment companies in the above-named fund complex (each, a "Fund"). The general purposes of the Committee are to provide assistance to the Board of each Fund (1) in fulfilling its responsibility with respect to oversight of the appropriate and effective governance of the Fund, (2) in selecting and nominating candidates for election to the Board, and (3) (a) in fulfilling its responsibility under Section 15(c) of the 1940 Act, as amended (the "1940 Act"), to consider the annual approval of the investment management and investment advisory arrangements for the Funds and (b) in considering the annual approval of any other contract which requires a similar consideration.

A. Governance Responsibilities

The Committee's governance duties and responsibilities include the following:

•  To review the compensation of the Trustees periodically and to recommend any changes thereto to the Board;

•  To recommend to the Board policies governing the retirement of Trustees, and any changes to them;

•  To manage the process of conducting the annual self-assessment of the Board and the Committees thereof;

•  To recommend to the Board policies with respect to Fund share ownership by Board members, and to recommend any changes thereto to the Board;

•  To make recommendations to the Board regarding the designation and responsibilities of a Board chair and of such other officers of the Board as the Committee deems necessary or appropriate;

•  To coordinate, in consultation with each Committee of the Board, recommendations to the Board of persons to serve as Committee chair;

•  To review the allocation of assignments and functions to each of the Board's Committees and to recommend any changes to them, as well as changes to the Board's general Committee structure;

•  To review and evaluate its own performance on an annual basis at least annually;

•  To review and assess the adequacy of this Charter on an annual basis and propose any changes for approval by the Independent Trustees;

•  To request, review and evaluate the materials required to be provided by the investment manager and investment adviser of the Funds under Section 15(c) of the 1940 Act, and by any other service provider to the Funds, with respect to the Board's annual consideration of the Funds' management and advisory arrangements and any other Fund contracts required to be considered for approval annually by the Board, and to make recommendations to the Board with respect to such considerations.

B. Identification and Evaluation of Potential Nominees

The committee will:

•  search for appropriate candidates for nomination to the Board of Trustees when vacancies occur or the Board is seeking to increase the size of the Board,

•  review the qualifications of individuals recommended as potential nominees,

•  develop procedures and policies regarding minimum qualifications of Trustees, sources of recommendations and processes for considering recommendations, and

•  make recommendations to the full Board with respect to candidates for the Board.

The Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Committee will take into consideration the needs of each Board and the qualifications of the candidate. The Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Committee, a shareholder must submit the recommendation in writing and must include:

•  The name of the shareholder and evidence of the person's ownership of shares of the applicable Trust(s), including the number of shares owned and the length of time of ownership; and

•  The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Trustee of the Trust(s) and the person's consent to be named as a Trustee if selected by the Committee and nominated by the Board.

The Committee believes that the minimum qualifications for serving as a Trustee of the Fund(s) are that a candidate demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board's oversight of the business and affairs of the Fund(s) and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Fund(s). The Committee also seeks to have the Board represent a diversity of backgrounds and experience. In addition, in no event may a Trustee candidate be nominated if his or her term would commence after such candidate has attained the age of seventy-two (72) years.

The Committee may, if it so chooses, also review the Trustees subject to re-election.

C. Meetings and Procedures

The Committee will meet at least annually and will call special meetings as circumstances may require. The Committee shall act by majority of its members present at a meeting, in person or by conference telephone, at which at least half of its members are present, in person or by conference telephone, or by written consent of a majority of its members.

The Committee is authorized to consult independent counsel and other service providers and to hire or engage experts or subscribe for or otherwise obtain information, at the Funds' expense, it considers useful in performing its responsibilities.

The Committee will cause to be maintained minutes of each of its meetings that it has approved and will provide copies of such minutes to the Board and the Funds.

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PROXY TABULATOR
P.O. BOX 9112	To vote by Mail 1) Read the Proxy Statement.
FARMINGDALE, NY 11735

2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>1	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

ADVENT CLAYMORE CONVERTIBLE SECURITIES
AND INCOME FUND

		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the numb er(s) of the nominee(s) on the line below.
		All	All	Except

1.	Election of Trustees:
	Class I Nominees:	☐	☐	☐
1a. Mr. Gerald L. Seizert
1b. Mr. Derek Medina
1c. Mr. Randall C. Barnes

Please mark, date, sign & return the proxy promptly in the enclosed envelope.

The Proxies are authorized to represent the undersigned and vote in their discretion on any other business as may properly come before the meeting or any adjournment or postponement thereof.

For joint registrations, both parties should sign.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement is available at www.proxyvote.com.

<XXXXX>2

Solicited by the Board of Trustees

Advent Claymore Convertible Securities and Income Fund

Annual Meeting of Shareholders

September 28, 2010

The annual meeting of shareholders of Advent Claymore Convertible Securities and Income Fund (the “Fund”) will be held at the offices of the Fund’s counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, 38th Floor, New York, New York 10036 on Tuesday, September 28, 2010, at 12:30 P.M. EDT (the “Annual Meeting”). The undersigned hereby appoints each of Rodd Baxter and Robert White, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments or postponements thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112	To vote by Mail 1) Read the Proxy Statement.
FARMINGDALE, NY 11735

2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>3	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

ADVENT/CLAYMORE GLOBAL CONVERTIBLE
SECURITIES & INCOME FUND

		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the numb er(s) of the nominee(s) on the line below.
		All	All	Except

1.	Election of Trustees:
	Class I Nominees:	☐	☐	☐
1a. Mr. Gerald L. Seizert
1b. Mr. Derek Medina
1c. Mr. Randall C. Barnes

Please mark, date, sign & return the proxy promptly in the enclosed envelope.

The Proxies are authorized to represent the undersigned and vote in their discretion on any other business as may properly come before the meeting or any adjournment or postponement thereof.

For joint registrations, both parties should sign.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement is available at www.proxyvote.com.

<XXXXX>4

Solicited by the Board of Trustees

Advent/Claymore Global Convertible Securities & Income Fund

Annual Meeting of Shareholders

September 28, 2010

The annual meeting of shareholders of Advent/Claymore Global Convertible Securities & Income Fund (the “Fund”) will be held at the offices of the Fund’s counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, 38th Floor, New York, New York 10036 on Tuesday, September 28, 2010, at 12:30 P.M. EDT (the “Annual Meeting”). The undersigned hereby appoints each of Rodd Baxter and Robert White, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments or postponements thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR
P.O. BOX 9112	To vote by Mail 1) Read the Proxy Statement.
FARMINGDALE, NY 11735

2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>5	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

ADVENT/CLAYMORE ENHANCED GROWTH &
INCOME FUND

		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the numb er(s) of the nominee(s) on the line below.
		All	All	Except

1.	Election of Trustees:
	Class III Nominees:	☐	☐	☐
1a. Mr. Gerald L. Seizert
1b. Mr. Derek Medina
1c. Mr. Randall C. Barnes

Please mark, date, sign & return the proxy promptly in the enclosed envelope.

The Proxies are authorized to represent the undersigned and vote in their discretion on any other business as may properly come before the meeting or any adjournment or postponement thereof.

For joint registrations, both parties should sign.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement is available at www.proxyvote.com.

<XXXXX>6

Solicited by the Board of Trustees

Advent/Claymore Enhanced Growth & Income Fund

Annual Meeting of Shareholders

September 28, 2010

The annual meeting of shareholders of Advent/Claymore Enhanced Growth & Income Fund (the “Fund”) will be held at the offices of the Fund’s counsel, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, 38th Floor, New York, New York 10036 on Tuesday, September 28, 2010, at 12:30 P.M. EDT (the “Annual Meeting”). The undersigned hereby appoints each of Rodd Baxter and Robert White, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments or postponements thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.